Exhibit 32

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Aspeon, Inc. (the "Company") on Form 10-KSB for the twelve months ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, David J. Cutler, President, Chief Executive Officer, Chief Financial Officer, and Director of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:       September 27, 2007

By:   /s/ David J. Cutler
      ---------------------
David J. Cutler
Chief Executive Officer
Chief Financial Officer